1Q16/FY16 Earnings Release	Page 1 of 4

FOR IMMEDIATE RELEASE

CONTACT:	Investor Relations
John Eldridge
(206) 272-6571
j.eldridge@f5.com

Public Relations
Nathan Misner
(206) 272-7494
n.misner@f5.com

F5 Networks Announces Results for First Quarter of Fiscal 2016
SEATTLE, WA - January 20, 2016 - For the first quarter of fiscal 2016, F5 Networks, Inc. (NASDAQ: FFIV) announced revenue of $489.5 million, reflecting 6 percent growth from $462.8 million in the first quarter of fiscal 2015.
GAAP net income was $89.7 million ($1.28 per diluted share), compared to $89.1 million ($1.21 per diluted share) in the first quarter a year ago. Excluding the impact of stock-based compensation and amortization of purchased intangible assets, non-GAAP net income was $120.6 million ($1.73 per diluted share), compared to $114.2 million ($1.55 per diluted share) in the first quarter of last year.
A reconciliation of GAAP net income to non-GAAP net income is included on the attached Consolidated Statements of Operations.
“We continue to see growth in software sales, driven by strength in security modules and sales of our virtual editions,” said John McAdam, F5 president and chief executive officer. “Security remains a key driver of growth for the business, with million dollar plus security deals up year over year. In addition, our operating model continues to drive solid profitability and cash generation, with cash flow from operations at a record $204 million for the quarter.
“Over the medium to long term, we are confident the superior performance and breadth of functionality in our portfolio of hybrid solutions, including new BIG-IP appliances and VIPRION blades, as well as new security solutions and high performance versions of our software-only Virtual Editions, will spur the growth of product revenue in the second half of the fiscal year. Our confidence is backed by our annual survey (The State of Application Delivery in 2015) of more than 3,000 customers worldwide, published last week, which details how organizations use and plan to use our products to secure, optimize and deliver applications hosted on-premise and in public clouds. I am personally excited to be back at the helm during what I believe will be another inflection point in F5’s history as a growth company.”

1Q16/FY16 Earnings Release	Page 2 of 4

For the current quarter, ending March 31, the company has set a revenue goal of $480 million to $490 million with a GAAP earnings target of $1.13 to $1.16 per diluted share and a non-GAAP earnings target is $1.61 to $1.64 per diluted share.
A reconciliation of the company’s expected GAAP and non-GAAP earnings is provided in the following table:

	Three months ended
	March 31, 2016

Reconciliation of Expected Non-GAAP Second Quarter Earnings	Low	High
Net income	$78.7	$80.8
Stock-based compensation expense	$42.0	$42.0
Amortization of purchased intangible assets	$3.5	$3.5
Tax effects related to above items	$(12.3)	$(12.3)
Non-GAAP net income excluding stock-based compensation expense and amortization of purchased intangible assets	$111.9	$114.0
Net income per share - diluted	$1.13	$1.16
Non-GAAP net income per share - diluted	$1.61	$1.64
About F5 Networks
F5 (NASDAQ: FFIV) provides solutions for an application world. F5 helps organizations seamlessly scale cloud, data center, telecommunications, and software defined networking (SDN) deployments to successfully deliver applications and services to anyone, anywhere, at any time. F5 solutions broaden the reach of IT through an open, extensible framework and a rich partner ecosystem of leading technology and orchestration vendors. This approach lets customers pursue the infrastructure model that best fits their needs over time. The world’s largest businesses, service providers, government entities, and consumer brands rely on F5 to stay ahead of cloud, security, and mobility trends. For more information, go to f5.com.
You can also follow @f5networks on Twitter or visit us on LinkedIn and Facebook for more information about F5, its partners, and technologies.

1Q16/FY16 Earnings Release	Page 3 of 4

Forward Looking Statements
This press release contains forward-looking statements including, among other things, statements regarding the continuing strength and momentum of F5's business, future financial performance, sequential growth, projected revenues including target revenue and earnings ranges, income, earnings per share, share amount and share price assumptions, demand for application delivery networking, application delivery services, security, virtualization and diameter products, expectations regarding future services and products, expectations regarding future customers, markets and the benefits of products, and other statements that are not historical facts and which are forward-looking statements. These forward-looking statements are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors. Such forward-looking statements involve risks and uncertainties, as well as assumptions and other factors that, if they do not fully materialize or prove correct, could cause the actual results, performance or achievements of the company, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to: customer acceptance of our new traffic management, security, application delivery, optimization, diameter and virtualization offerings; the timely development, introduction and acceptance of additional new products and features by F5 or its competitors; competitive factors, including but not limited to pricing pressures, industry consolidation, entry of new competitors into F5’s markets, and new product and marketing initiatives by our competitors; increased sales discounts; uncertain global economic conditions which may result in reduced customer demand for our products and services and changes in customer payment patterns; global economic conditions and uncertainties in the geopolitical environment; overall information technology spending; litigation involving patents, intellectual property, shareholder and other matters, and governmental investigations; natural catastrophic events; a pandemic or epidemic; F5's ability to sustain, develop and effectively utilize distribution relationships; F5's ability to attract, train and retain qualified product development, marketing, sales, professional services and customer support personnel; F5's ability to expand in international markets; the unpredictability of F5's sales cycle; F5’s share repurchase program; future prices of F5's common stock; and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission, including our most recent reports on Form 10-K and Form 10-Q and current reports on Form 8-K that we may file from time to time, which could cause actual results to vary from expectations. The financial information contained in this release should be read in conjunction with the consolidated financial statements and notes thereto included in F5’s most recent reports on Forms 10-Q and 10-K as each may be amended from time to time. All forward-looking statements in this press release are based on information available as of the date hereof and qualified in their entirety by this cautionary statement. F5 assumes no obligation to revise or update these forward-looking statements.

1Q16/FY16 Earnings Release	Page 4 of 4

GAAP to non-GAAP Reconciliation
F5’s management evaluates and makes operating decisions using various operating measures. These measures are generally based on the revenues of its products, services operations and certain costs of those operations, such as cost of revenues, research and development, sales and marketing and general and administrative expenses. One such measure is net income excluding stock-based compensation, amortization of purchased intangible assets and acquisition-related charges, net of taxes, which is a non-GAAP financial measure under Section 101 of Regulation G under the Securities Exchange Act of 1934, as amended. This measure consists of GAAP net income excluding, as applicable, stock-based compensation, amortization of purchased intangible assets and acquisition-related charges. This measure of non-GAAP net income is adjusted by the amount of additional taxes or tax benefit that the company would accrue if it used non-GAAP results instead of GAAP results to calculate the company’s tax liability. Stock-based compensation is a non-cash expense that F5 has accounted for since July 1, 2005 in accordance with the fair value recognition provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 Compensation—Stock Compensation (“FASB ASC Topic 718”). Amortization of intangible assets is a non-cash expense. Investors should note that the use of intangible assets contribute to revenues earned during the periods presented and will contribute to revenues in future periods. Acquisition-related expenses consist of professional services fees incurred in connection with acquisitions.
Management believes that non-GAAP net income per share provides useful supplemental information to management and investors regarding the performance of the company’s core business operations and facilitates comparisons to the company’s historical operating results. Although F5’s management finds this non-GAAP measure to be useful in evaluating the performance of the core business, management’s reliance on this measure is limited because items excluded from such measures could have a material effect on F5’s earnings and earnings per share calculated in accordance with GAAP. Therefore, F5’s management will use its non-GAAP earnings and earnings per share measures, in conjunction with GAAP earnings and earnings per share measures, to address these limitations when evaluating the performance of the company’s core business. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures in accordance with GAAP.
F5 believes that presenting its non-GAAP measure of earnings and earnings per share provides investors with an additional tool for evaluating the performance of the company’s core business and which management uses in its own evaluation of the company’s performance. Investors are encouraged to look at GAAP results as the best measure of financial performance. However, while the GAAP results are more complete, the company provides investors this supplemental measure since, with reconciliation to GAAP, it may provide additional insight into the company’s operational performance and financial results.
For reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure, please see the section in our Consolidated Statements of Operations entitled “Non-GAAP Financial Measures.”
# # # #

F5 Networks, Inc.
Consolidated Balance Sheets
(unaudited, in thousands)

	December 31,	September 30,
	2015	2015
ASSETS
Current assets
Cash and cash equivalents	$433,297	$390,460
Short-term investments	358,205	383,882
Accounts receivable, net of allowances of $1,994 and $1,979	279,158	279,434
Inventories	33,571	33,717
Deferred tax assets	52,841	50,128
Other current assets	51,061	50,519
Total current assets	1,208,133	1,188,140
Property and equipment, net	99,946	95,909
Long-term investments	383,479	397,656
Deferred tax assets	664	6,492
Goodwill	555,965	555,965
Other assets, net	67,894	68,128
Total assets	$2,316,081	$2,312,290
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Accounts payable	$37,556	$50,814
Accrued liabilities	145,443	130,401
Deferred revenue	619,584	573,908
Total current liabilities	802,583	755,123
Other long-term liabilities	31,100	30,136
Deferred revenue, long-term	217,962	209,402
Deferred tax liabilities	1,908	901
Total long-term liabilities	250,970	240,439
Commitments and contingencies
Shareholders’ equity
Preferred stock, no par value; 10,000 shares authorized, no shares outstanding	—	—
Common stock, no par value; 200,000 shares authorized, 68,751 and 70,138 shares issued and outstanding	16,055	10,159
Accumulated other comprehensive loss	(16,510)	(15,288)
Retained earnings	1,262,983	1,321,857
Total shareholders’ equity	1,262,528	1,316,728
Total liabilities and shareholders’ equity	$2,316,081	$2,312,290

F5 Networks, Inc.
Consolidated Statements of Operations
(unaudited, in thousands, except per share amounts)

	Three Months Ended
	December 31,	September 30,	December 31,
	2015	2015	2014
Net revenues
Products	$234,678	$257,719	$240,937
Services	254,808	243,582	221,856
Total	489,486	501,301	462,793
Cost of net revenues (1)(2)
Products	42,651	44,505	42,070
Services	43,032	40,153	37,278
Total	85,683	84,658	79,348
Gross profit	403,803	416,643	383,445
Operating expenses (1)(2)
Sales and marketing	157,456	151,653	148,816
Research and development	81,145	77,665	70,060
General and administrative	34,253	39,726	32,254
Total	272,854	269,044	251,130
Income from operations	130,949	147,599	132,315
Other income, net	1,135	1,865	2,594
Income before income taxes	132,084	149,464	134,909
Provision for income taxes	42,368	52,427	45,833
Net income	$89,716	$97,037	$89,076

Net income per share — basic	$1.29	$1.37	$1.21
Weighted average shares — basic	69,554	70,679	73,350

Net income per share — diluted	$1.28	$1.36	$1.21
Weighted average shares — diluted	69,878	71,098	73,857

Non-GAAP Financial Measures
Net income as reported	$89,716	$97,037	$89,076
Stock-based compensation expense (3)	38,233	41,634	30,625
Amortization of purchased intangible assets	3,403	3,409	3,149
Tax effects related to above items	(10,788)	(11,414)	(8,629)
Net income excluding stock-based compensation and amortization of purchased intangible assets (non-GAAP) - diluted	$120,564	$130,666	$114,221

Net income per share excluding stock-based compensation and amortization of purchased intangible assets (non-GAAP) - diluted	$1.73	$1.84	$1.55

Weighted average shares - diluted	69,878	71,098	73,857

(1) Includes stock-based compensation as follows:
Cost of net revenues	$4,435	$3,723	$2,931
Sales and marketing	14,875	13,992	12,627
Research and development	12,830	11,629	10,440
General and administrative	6,093	12,290	4,627
	$38,233	$41,634	$30,625

(2) Includes amortization of purchased intangible assets as follows:
Cost of net revenues	$2,667	$2,682	$2,651
Sales and marketing	486	487	486
General and administrative	250	240	12
	$3,403	$3,409	$3,149

(3)    Stock-based compensation is accounted for in accordance with the fair value recognition provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Compensation – Stock Compensation (“FASB ASC Topic 718”)

F5 Networks, Inc.
Consolidated Statements of Cash Flows
(unaudited, in thousands)

	Three Months Ended
	December 31,
	2015	2014
Operating activities
Net income	$89,716	$89,076
Adjustments to reconcile net income to net cash provided by operating activities:
Realized loss on disposition of assets and investments	27	7
Stock-based compensation	38,233	30,625
Provisions for doubtful accounts and sales returns	297	345
Depreciation and amortization	13,763	13,042
Deferred income taxes	4,237	231
Changes in operating assets and liabilities:
Accounts receivable	(22)	(13,967)
Inventories	146	(3,111)
Other current assets	(568)	(120)
Other assets	45	460
Accounts payable and accrued liabilities	3,761	26,286
Deferred revenue	54,236	43,521
Net cash provided by operating activities	203,871	186,395
Investing activities
Purchases of investments	(107,340)	(177,936)
Maturities of investments	95,586	120,982
Sales of investments	47,742	2,693
Decrease in restricted cash	39	43
Acquisition of intangible assets	(3,250)	(1,005)
Purchases of property and equipment	(13,292)	(10,319)
Net cash provided by (used in) investing activities	19,485	(65,542)
Financing activities
Excess tax benefit from stock-based compensation	1,194	2,638
Proceeds from the exercise of stock options and purchases of stock under employee stock purchase plan	18,474	16,573
Repurchase of common stock	(200,035)	(149,980)
Net cash used in financing activities	(180,367)	(130,769)
Net increase (decrease) in cash and cash equivalents	42,989	(9,916)
Effect of exchange rate changes on cash and cash equivalents	(152)	(2,632)
Cash and cash equivalents, beginning of year	390,460	281,502
Cash and cash equivalents, end of year	$433,297	$268,954